EXHIBIT 2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





























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                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To AMP Incorporated:



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-k, into the Company's previously filed registration Statement File No. 33-55318.


                                               /s/  Arthur Andersen & Co.


Philadelphia, Pa.
  June 29, 1994






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